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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 22, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                 1-16455                              76-0655566
    (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
          of Incorporation)                                                             Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                                            77002
           (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                99.1 Combined and consolidated financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and its subsidiaries for the three years ended December 31, 2000, 2001 and 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the combined and consolidated financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and its subsidiaries for the three years ended December 31, 2000, 2001 and 2002.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.
                                                (Registrant)



Date: July 22, 2003                         By:     /s/ Thomas C. Livengood
                                               ---------------------------------
                                                    Thomas C. Livengood
                                                    Vice President and
                                                    Controller




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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit Description
-------           -------------------

99.1 Combined and consolidated financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and its subsidiaries for the three years ended December 31, 2000, 2001 and 2002.